opal CAPITAL

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

VOTER PROFILE:
Voter ID: 123456789 **Security ID**: 123456789
Shares Held: confidential **Household ID**: 000000

VOTE REGISTERED TO:

REG LINE1
REG LINE2
REG LINE3
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SHAREHOLDER'S REGISTRATION PRINTED HERE
BOXES FOR TYPSETTING PURPOSES ONLY

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

VOTE ON THE INTERNET

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

CONTROL NUMBER: **123456789101**

VOTE BY PHONE

To reach an automated touch-tone voting line
(888) 227-9349
To speak with a live representative Monday through Friday 9 AM to 10 PM ET.
(877) 361-7971

VOTE BY MAIL

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

POLEN DIVIDEND INCOME ETF
a Series of Elevation Series Trust
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2026

The undersigned, revoking prior proxies, hereby appoints [ ] and [ ], and each of them, as proxies of the undersigned, granted in connection with the voting of the shares hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of shareholders Polen Dividend Income ETF (the "Fund") to be held at the office at [ ] at [10:00 a.m. Mountain Time] on June 30, 2026, or at any adjournments or postponements thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (877) 361-7971. Representatives are available to assist you Monday through Friday 9AM to 10PM ET.

Important Notice Regarding the Availability of Proxy Materials: The Notice of the Meeting and Proxy Statement are available at vote.proxyonline.com/rbb/docs/PolenETFmtg.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

POLEN DIVIDEND INCOME ETF

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appears on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS:	FOR	AGAINST	ABSTAIN
1. To approve the Agreement and Plan of Reorganization by and among Elevation Series Trust, on behalf of Polen Dividend Income ETF (the "Target Fund"), The RBB Fund Trust, on behalf of Polen Dividend Income ETF (the "Acquiring Fund") and Opal Capital LLC pursuant to which the Target Fund will transfer all of its assets to the Acquiring Fund, in exchange for shares of a corresponding share of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities and obligations of the Target Fund, in each case as described in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund's shares to the Target Fund's shareholders in complete liquidation of the Target Fund.	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

opal CAPITAL

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

***VOTER PROFILE*:**

Voter ID: 123456789 **Security ID**: 123456789
Shares Held: confidential **Household ID**: 000000

VOTE REGISTERED TO:

REG LINE1
REG LINE2
REG LINE3
REG LINE4
REG LINE5
SHAREHOLDER'S REGISTRATION PRINTED HERE
BOXES FOR TYPSETTING PURPOSES ONLY

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

VOTE ON THE INTERNET

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

CONTROL NUMBER: **123456789101**

VOTE BY PHONE

To reach an automated touch-tone voting line
(888) 227-9349
To speak with a live representative Monday through Friday 9 AM to 10 PM ET.
(877) 361-7971

VOTE BY MAIL

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

POLEN INTERNATIONAL DIVIDEND INCOME ETF
a Series of Elevation Series Trust
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2026

The undersigned, revoking prior proxies, hereby appoints [ ] and [ ], and each of them, as proxies of the undersigned, granted in connection with the voting of the shares hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of shareholders Polen International Dividend Income ETF (the "Fund") to be held at the office at [ ] at [10:00 a.m. Mountain Time] on June 30, 2026, or at any adjournments or postponements thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (877) 361-7971. Representatives are available to assist you Monday through Friday 9AM to 10PM ET.

Important Notice Regarding the Availability of Proxy Materials: The Notice of the Meeting and Proxy Statement are available at vote.proxyonline.com/rbb/docs/PolenETFmtg.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

POLEN INTERNATIONAL DIVIDEND INCOME ETF

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appears on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS:	FOR	AGAINST	ABSTAIN
1. To approve the Agreement and Plan of Reorganization by and among Elevation Series Trust, on behalf of Polen International Dividend Income ETF (the "Target Fund"), The RBB Fund Trust, on behalf of Polen International Dividend Income ETF (the "Acquiring Fund") and Opal Capital LLC pursuant to which the Target Fund will transfer all of its assets to the Acquiring Fund, in exchange for shares of a corresponding share of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities and obligations of the Target Fund, in each case as described in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund's shares to the Target Fund's shareholders in complete liquidation of the Target Fund.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]